Mobilepro Corp. and Subsidiaries
Introduction to Unaudited Pro Forma Condensed
Consolidated Financial Statements

On September 15, 2004, Mobilepro Corp’s. (“Mobilepro”) subsidiary DFW Internet Services, Inc. entered into a Purchase Agreement with World Trade Network, Inc. (“WTN”). Under the purchase agreement, DFW, a wholly owned subsidiary of Mobilepro acquired WTN for $2,200,000 consisting of $1,200,000 in cash, one convertible note for $250,000 due March 15, 2006 at a rate of 3% or convertible into shares of Mobilepro common stock, a second note for $250,000 payable in four quarterly payments with interest at 6% commencing December 15, 2004, and the assumption of approximately $500,000 in liabilities. Upon the completion of the acquisition, WTN was consolidated with DFW and Mobilepro.

The acquisition will be accounted for as a purchase, with the assets acquired and liabilities assumed recorded at fair values, and the results of WTN’s operations included in Mobilepro’s consolidated financial statements from the date of acquisition.

The following unaudited pro forma condensed consolidated balance sheet represents the pro forma financial position of Mobilepro, DFW, River and WTN at September 30, 2004.

The unaudited pro forma condensed consolidated statements of operations for the six months ended September 30, 2004 (and four months for the River and eight months for WTN) reflect the combined results of Mobilepro, DFW, River and WTN as if the proposed combination of the companies had occurred at the beginning of 2004. Mobilepro is a fiscal year end of March 31st, River is an April 30 fiscal year end, and WTN is a December 31st year end. Therefore, for the River the annual April 30, and for WTN, the annual December 31st numbers are reflected. The Mobilepro figures at March 31, 2004 and for the year ended March 31, 2004 reflect the other subsidiaries Mobilepro acquired during its fiscal year ended March 31, 2004. The annual proforma contains all acquisitions of Mobilepro post March 31, 2004.

The unaudited pro forma condensed consolidated statements do not necessarily represent the actual results that would have been achieved had the companies been combined at the beginning of the year, nor may they be indicative of future operations. These unaudited pro forma condensed financial statements should be read in conjunction with the companies’ respective historical financial statements and notes included thereto.

MOBILEPRO CORP. AND SUBSIDIARIES
UNAUDITED PROFORMA CONDENSED CONSOLIDATED BALANCE SHEET
SEPTEMBER 30, 2004 (AUGUST 31, 2004 FOR THE RIVER INTERNET COMPANY AND WTN))

	MOBILEPRO	RIVER	WTN	NOTE	ADJUSTMENTS	PROFORMA
ASSETS

CURRENT ASSETS:
Cash	$8,934,095	$104,730	$34,833	(a)	$(1,690,732)	$6,182,926
				(b)	$(1,200,000)
Accounts receivable, net	2,038,016	4,975	28,969		—	2,071,960
Bridge debentures receivable	1,000,000	—	—			1,000,000
Investments	450,000	—	—			450,000
Other current assets	1,300,839	47,710	57,874		—	1,406,423

TOTAL CURRENT ASSETS	13,722,950	157,415	121,676		(2,890,732)	11,111,309

Fixed assets, net	1,376,238	50,344	116,596		—	1,543,178
						—
Other assets	50,548	4,242	16,784		—	71,574
Deferred financing fees, net	1,466,667	—	—		—	1,466,667
Intangible assets, net	18,059,271	391,466	—	(a)	3,023,294	23,647,618
				(b)	2,173,587

TOTAL ASSETS	$34,675,674	$603,467	$255,056		$2,306,149	$37,840,346

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES:
Notes payable, current portion	$15,704,940	$197,136	$—	(b)	$250,000	$16,152,076
Deferred revenue	2,442,150	358,348	255,791		—	3,056,289
Standby equity distribution agreement	5,600,000	—	—		—	5,600,000
Accounts payable and accrued expenses	2,692,450	478,654	416,363		—	3,587,467

TOTAL CURRENT LIABILITIES	26,439,540	1,034,138	672,154		250,000	28,395,832

Note payable, net of current portion	2,814,336	125,419	56,489	(a)	776,472	4,022,716
				(b)	250,000

TOTAL LIABILITIES	29,253,876	1,159,557	728,643		1,276,472	32,418,548

STOCKHOLDERS' EQUITY (DEFICIT)
Preferred stock, $.001, $0 and $.001 par value,
5,000,000, 0, and 5,000,000 shares authorized, and
35,425, 0, and 35,425 shares issued and outstanding	35	—	—		—	35

Common stock, $.001, $.01, $0 and $.001 par value,
600,000,000, 111,000,000, 1,000,000, and 600,000,000
shares authorized, and 283,918,012, 900, 341,459,
and 263,414,196 shares issued and outstanding	283,918	3,415,633	9	(a)	(3,415,633)	283,918
				(b)	(9)

Additional paid-in capital	23,468,821	—	99,991	(b)	(99,991)	23,468,821

Accumulated earnings (deficit)	(18,330,976)	(3,971,723)	(573,587)	(a)	3,971,723	(18,330,976)
					573,587

TOTAL STOCKHOLDERS' EQUITY (DEFICIT)	5,421,798	(556,090)	(473,587)		1,029,677	5,421,798

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$34,675,674	$603,467	$255,056		$2,306,149	$37,840,346

See notes to proforma financial statements.

MOBILEPRO CORP. AND SUBSIDIARIES
UNAUDITED PROFORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2004 (FOUR MONTHS AUGUST 31, 2004 FOR
THE RIVER INTERNET COMPANY AND EIGHT MONTHS AUGUST 31, 2004 FOR WTN)

	MOBILEPRO	RIVER	WTN	NOTE	ADJUSTMENTS	PROFORMA

REVENUES	$6,138,233	$1,431,590	$1,948,267		$—	$9,518,090

COST OF SALES	2,525,312	683,843	941,834		—	4,150,989

GROSS PROFIT	3,612,921	747,747	1,006,433		—	5,367,101

OPERATING EXPENSES:
Professional fees and compensation	4,525,291	401,272	560,067		—	5,486,630
Rent and property costs	152,530	69,278	205,827		—	427,635
Advertising and marketing	166,637	9,818	9,226		—	185,681
Research and development	30,324	—	—		—	30,324
Travel and meals expenses	89,614	—	6,325		—	95,939
General and administrative expenses	329,846	109,234	154,771		—	593,851
Depreciation and amortization	497,495	66,404	121,490		—	685,389

TOTAL OPERATING EXPENSES	5,791,737	656,006	1,057,706		—	7,505,449

INCOME (LOSS) BEFORE OTHER INCOME (LOSS)	(2,178,816)	91,741	(51,273)		—	(2,138,348)

OTHER INCOME (LOSS)	(326,384)	(18,462)	(2,848)		—	(347,694)

INCOME (LOSS) BEFORE PROVISION FOR INCOME TAXES	(2,505,200)	73,279	(54,121)		—	(2,486,042)

PROVISION FOR INCOME TAXES	—	—	—	(c)	—	—

NET INCOME (LOSS)	$(2,505,200)	$73,279	$(54,121)		$—	$(2,486,042)

NET LOSS PER SHARE BASIC AND DILUTED	$(0.01)	N/A	N/A			$(0.01)

WEIGHTED AVERAGE SHARES OUTSTANDING	246,403,262	N/A	N/A			246,403,262

See notes to proforma financial statements.

MOBILEPRO CORP. AND SUBSIDIARIES
UNAUDITED PROFORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2004 /APRIL 30, 2004 FOR THE RIVER INTERNET COMPANY/DECEMBER 31, 2003 FOR WTN

	MOBILEPRO	CLOVER	CRESCENT	TICON	DFW	AFFINITY	DFWT	RIVER	WTN	NOTE	ADJUSTMENTS	PROFORMA

REVENUES	$311,355	$1,534,049	$1,854,289	$2,099,265	$5,487,603	$2,344,635	$2,276,657	$4,752,175	$3,543,871		$—	$18,716,296

COST OF SALES	117,349	588,661	1,359,690	908,377	2,856,728	912,414	755,167	2,218,434	1,530,271		—	8,390,363

GROSS PROFIT	194,006	945,388	494,599	1,190,888	2,630,875	1,432,221	1,521,490	2,533,741	2,013,600		—	10,325,933

OPERATING EXPENSES:
Professional fees and compensation	1,577,782	—	—	—	—	—	—	1,340,164	1,070,092		—	3,988,038
Rent and property costs	105,142	—	—	—	—	—	—	186,914	310,822		—	602,878
Advertising and marketing	36,995	—	—	—	—	—	—	41,121	43,906		—	122,022
Research and development	1,620	—	—	—	—	—	—				—	1,620
Travel and meals expenses	48,020	—	—	—	—	—	—		19,305		—	67,325
General and administrative expenses	186,599	779,752	1,805,626	1,052,164	3,637,542	1,387,734	1,431,819	508,174	468,199		—	7,620,067
Depreciation and amortization	21,000	93,684	114,000	214,709	422,393	72,693	123,317	199,294	263,711		—	1,102,408

TOTAL OPERATING EXPENSES	1,977,158	873,436	1,919,626	1,266,873	4,059,935	1,460,427	1,555,136	2,275,667	2,176,035		—	13,504,358

INCOME (LOSS) BEFORE OTHER INCOME (LOSS)	(1,783,152)	71,952	(1,425,027)	(75,985)	(1,429,060)	(28,206)	(33,646)	258,074	(162,435)		—	(3,178,425)

OTHER INCOME (LOSS)	(374,692)	23,652	(30,832)	(10,322)	(17,502)	(10,000)	(8,737)	(230,857)	(10,903)		—	(652,691)

INCOME (LOSS) BEFORE PROVISION FOR INCOME TAXES	(2,157,844)	95,604	(1,455,859)	(86,307)	(1,446,562)	(38,206)	(42,383)	27,217	(173,338)		—	(3,831,116)

PROVISION FOR INCOME TAXES	—	—	—	—	—	—	—	—	—	(c)	—	—

NET INCOME (LOSS)	$(2,157,844)	$95,604	$(1,455,859)	$(86,307)	$(1,446,562)	$(38,206)	$(42,383)	$27,217	$(173,338)		$—	$(3,831,116)

NET LOSS PER SHARE BASIC AND DILUTED	$(0.02)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A			$(0.03)

WEIGHTED AVERAGE SHARES OUTSTANDING	111,591,658	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A			111,591,658

See notes to proforma financial statements.

Mobilepro Corp. and Subsidiaries
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

The following unaudited pro forma adjustments are included in the accompanying unaudited pro forma condensed balance sheet at September 30, 2004 and the unaudited pro forma condensed consolidated statements of operations for the six months/eight months/four months ended and for the year ended March 31, 2004 /December 31, 2003/ April 30, 2004, to reflect the proposed combination of Mobilepro Corp. and DFW., which includes WTN and the River.

(a)	To record the purchase for DFW Internet Services, which occurred September 2004 for the River.
(b)	To record the purchase for DFW Internet Services, which occurred September 2004 for WTN.
(c)	There is no income tax provision for 2004 due to the carryover of the net operating losses.

Pro forma earnings per share is based on the pro forma weighted average number of shares outstanding as follows:

Six Months Ended September 30, 2004
Mobilepro’s. weighted average shares outstanding
Before acquisition	246,403,262

Shares issued in acquisition of DFW	0

Mobilepro’s weighted average shares outstanding
After acquisition	246,403,262